Exhibit 1.1(a)

                            THE MEAD CORPORATION

                              Debt Securities

                           Underwriting Agreement




                                                           February 4, 1997

To the Representatives of the
  several Underwriters named in the
  respective Pricing Agreements
  hereinafter described.


Ladies and Gentlemen:

     From time to time The Mead Corporation, an Ohio corporation (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities"), less the principal amount of Designated Securities covered by Delayed Delivery Contracts, if any, as provided in Section 3 hereof and as may be specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, any Designated Securities to be covered by Delayed Delivery Contracts are herein sometimes referred to as "Contract Securities" and the Designated Securities to be purchased by the Underwriters (after giving effect to the deduction, if any, for Contract Securities) are herein sometimes referred to as "Underwriters' Securities").

     The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indenture (the "Indenture") identified in such Pricing Agreement.

     1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the principal amount of such Designated Securities to be purchased by each Underwriter and whether any of such Designated Securities shall be covered by Delayed Delivery Contracts (as defined in Section 3 hereof) and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

     2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (a) Three registration statements on Form S-3 (File No. 333-16135, 33-51337 and 33-43994) in respect of the Securities have been filed with the Securities and Exchange Commission (the "Commission"); such registration statements and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statements, but including all documents incorporated by reference in the prospectus contained in the latest registration statement, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to such registration statements or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representatives (other than pricing supplements relating to the issuance of medium-term notes)); and no stop order suspending the effectiveness of any such registration statements has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the latest registration statement or filed with the Commission pursuant to Rule 424(a) under the Act, is hereinafter called a "Preliminary Prospectus"); the various parts of the latest registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in such registration statement at the time such part of such registration statement became effective, but excluding the two Form T-1s filed as an exhibit to the latest registration statement, each as amended at the time such part of such registration statement became effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Sections 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

          (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

          (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder, and the Registration Statement and any further amendment thereto and the Prospectus do not and will not, as of the effective date of the Registration Statement and any further amendment thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus and any further amendment or supplement thereto, as of its date, does not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

          (d) Neither the Company nor any of its subsidiaries or Material Affiliates (as hereinafter defined) has sustained since the date of the latest audited financial statements of the Company included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any incurrence by the Company or its subsidiaries or its Material Affiliates of any material liabilities or obligations, direct or contingent, any material change in the capital stock or long-term debt of the Company or any of its subsidiaries or Material Affiliates or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries as a whole or any of its Material Affiliates, otherwise than as set forth or contemplated in the Prospectus;

          (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Ohio, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which the conduct of its business or the ownership of its property requires such qualification;

          (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable, and all of the issued shares of capital stock of each subsidiary and the capital stock of each Material Affiliate owned by the Company have been duly and validly authorized and issued and are fully paid and non-assessable, and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims other than agreements relating to joint venture companies;

          (g) The Securities have been duly authorized, and, when Designated Securities are issued and delivered against payment therefor pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities and, in the case of any Contract Securities pursuant to Delayed Delivery Contracts with respect to such Contract Securities, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and entitled to the benefits provided by the Indenture under which such Designated Securities are issued, which will be substantially in the form filed as an exhibit to the Registration Statement (the "Indenture"); the Indenture has been duly authorized and qualified under the Trust Indenture Act and, at the Time of Delivery for such Designated Securities (as defined in Section 4 hereof), the Indenture will constitute a valid and binding instrument of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms, and the Designated Securities will conform, to the descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

          (h) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, each of the Delayed Delivery Contracts, this Agreement and any Pricing Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries or Material Affiliates pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries or Material Affiliates is a party or by which the Company or any of its subsidiaries or Material Affiliates is bound or to which any of the property or assets of the Company or any of its subsidiaries or Material Affiliates is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation or Regulations of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or Material Affiliates or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or any Pricing Agreement, the Indenture or any Delayed Delivery Contract, except such as have been, or will have been prior to the Time of Delivery, obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or under the laws of foreign jurisdictions in connection with the purchase and distribution of the Securities by the Underwriters;

          (i) In the event any of the Securities are purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contracts has been duly authorized by the Company and, when executed and delivered by the Company and the purchaser named therein, will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and any Delayed Delivery Contracts conform to the description thereof in the Prospectus;

          (j) Deloitte & Touche LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder; and

          (k) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries or Material Affiliates is a party or of which any property of the Company or any of its subsidiaries or Material Affiliates is the subject required to be described in the Registration Statement or the Prospectus which is not described as required; the legal or governmental proceedings not so described are proceedings incident to the kind of business conducted by the Company and its subsidiaries and Material Affiliates which will not individually or in the aggregate have a material adverse effect on the financial position, shareholders' equity or results of operations of the Company and its subsidiaries as a whole or of any of its Material Affiliates; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and there is no material contract or other material document of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required.

          As used in this Agreement (i) the term "Material Affiliate" means each of the following corporations: Northwood Forest Industries Ltd. and Northwood Panelboard Company and (ii) the term "subsidiary" means Escanaba Paper Company, Forest Kraft Company, M-B Pulp Company, MCB Woodlands and Services, Inc., Mead Coated Board, Inc., Mead Foreign Holdings, Inc., Mead Holdings S.A. and Mead Packaging International, Inc.

     3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Underwriters' Securities, the several Underwriters propose to offer such Underwriters' Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

     The Company may specify in Schedule II to the Pricing Agreement applicable to any Designated Securities that the Underwriters are authorized to solicit offers to purchase Designated Securities from the Company pursuant to delayed delivery contracts (herein called "Delayed Delivery Contracts"), substantially in the form of Annex III attached hereto but with such changes therein as the Representatives and the Company may authorize or approve. If so specified, the Underwriters will endeavor to make such arrangements, and as compensation therefor the Company will pay to the Representatives, for the accounts of the Underwriters, at the Time of Delivery (as defined in Section 4 hereof), such commission, if any, as may be set forth in such Pricing Agreement. Delayed Delivery Contracts, if any, are to be with investors of the types described in the Prospectus and subject to other conditions therein set forth. The Underwriters will not have any responsibility with respect to the validity or performance of any Delayed Delivery Contracts.

     The principal amount of Contract Securities to be deducted from the principal amount of Designated Securities to be purchased by each Underwriter as set forth in Schedule I to the Pricing Agreement applicable to such Designated Securities shall be, in each case, the principal amount of Contract Securities which the Company has been advised by the Representatives have been attributed to such Underwriter, provided that, if the Company has not been so advised, the amount of Contract Securities to be so deducted shall be, in each case, that proportion of Contract Securities which the principal amount of Designated Securities to be purchased by such Underwriter under such Pricing Agreement bears to the total principal amount of the Designated Securities (rounded as the Representatives may determine). The total principal amount of Underwriters' Securities to be purchased by all the Underwriters pursuant to such Pricing Agreement shall be the total principal amount of Designated Securities set forth in Schedule I to such Pricing Agreement less the principal amount of the Contract Securities. The Company will deliver to the Representatives not later than 3:30 p.m., New York City time, on the third business day preceding the Time of Delivery specified in the applicable Pricing Agreement (or such other time and date as the Representatives and the Company may agree upon in writing), a written notice setting forth the principal amount of Contract Securities.

     4. Underwriters' Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer or certified or official bank check or checks, payable to the order of the Company in same-day funds, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Securities.

     Concurrently with the delivery of and payment for the Underwriters' Securities, the Company will deliver to the Representatives for the accounts of the Underwriters a check payable to the order of the party designated in the Pricing Agreement relating to such Securities in the amount of any compensation payable by the Company to the Underwriters in respect of any Delayed Delivery Contracts as provided in Section 3 hereof and the Pricing Agreement relating to such Securities.

     5. The Company agrees with each of the Underwriters of any Designated
Securities:

          (a) To prepare the Prospectus as amended or supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to the Time of Delivery for such Securities which shall be reasonably disapproved by the Representatives for such Securities promptly after reasonable notice thereof; as long as a prospectus is required to be delivered in connection with transactions in Designated Securities, to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

          (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process, other than service of process arising out of the offer or sale of such Designated Securities, in any jurisdiction where it is not now so subject;

          (c) Prior to 3:00 p.m., New York City time, on the New York Business Day next succeeding the date of any Pricing Agreement and from time to time for as long as delivery of a prospectus is required in connection with transactions in Designated Securities to furnish the Underwriters with copies of the Prospectus in New York City as amended or supplemented in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

          (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

          (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the later of (i) the termination of trading restrictions for such Designated Securities, as notified to the Company by the Representatives and (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Securities, without the prior written consent of the Representatives; and

          (f) So long as any of such Designated Securities are outstanding, the Company will furnish to the Representatives (i) as soon as available, a copy of each report of the Company mailed to shareholders or filed with the Commission and (ii) from time to time such other information concerning the Company as the Representatives may reasonably request.

     6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Indenture, any Delayed Delivery Contracts, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment Surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities; (viii) the fees and expenses in connection with any listing of the Designated Securities and registration of the Designated Securities under the Exchange Act and (ix) all other costs and expenses incident to the performance of its obligations hereunder and under any Delayed Delivery Contracts which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

          (b) Counsel for the Underwriters shall have furnished to the Representatives such opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, the validity of the Designated Securities being delivered at such Time of Delivery, the Registration Statement, the Prospectus and such related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Counsel for the Company satisfactory to the Representatives (it being understood that David L. Santez, Assistant General Counsel, by virtue thereof, shall be deemed to be reasonably satisfactory to the Representatives) shall have furnished to the Representatives their written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

               (ii) To the best of such counsel's knowledge there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject required to be described in the Registration Statement or the Prospectus which is not described as required; the legal or governmental proceedings not so described are proceedings incident to the kind of business conducted by the Company and its subsidiaries which individually and in the aggregate are not material to the Company and its subsidiaries, taken as a whole, and to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others (such counsel being entitled to rely, in respect of the opinion in this clause relating to subsidiaries, upon opinions of other legal counsel, it being understood that such counsel has made no independent check of such proceedings but believes that both you and such counsel are justified in relying upon such opinions and that, with respect to proceedings that are threatened or contemplated, counsel's opinion will be limited to matters of which they have actual knowledge);

               (iii) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company;

               (iv) The issuance and sale of the Designated Securities have been duly authorized by the Company; the Underwriters' Securities have been duly executed, issued and delivered by the Company and when authenticated in accordance with the terms of the Indenture and paid for by the Underwriters in accordance with the terms of this Agreement, will be valid and binding obligations of the Company enforceable in accordance with their terms and entitled to the benefits of the Indenture, except (a) to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (b) that such counsel expresses no opinion as to Section 515 of the Indenture; the Contract Securities, if any, when executed, authenticated, issued and delivered in accordance with the terms of the Indenture and delivered and paid for in accordance with the terms of the Delayed Delivery Contracts, if any, will be valid and binding obligations of the Company and entitled to the benefits provided by the Indenture, enforceable against the Company in accordance with their terms, except (a) to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (b) that such counsel expresses no opinion as to Section 515 of the Indenture;

               (v) The Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except (a) to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors' rights generally and
           (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (b) that such counsel expresses no opinion as to
           Section 515 of the Indenture; and the Indenture has been qualified under the Trust Indenture Act;

               (vi) The issuance and sale of the Designated Securities and the compliance by the Company with all of the provisions of the Designated Securities, the Indenture, each of the Delayed Delivery Contracts, if any, this Agreement and the Pricing Agreement with respect to the Designated Securities and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the Articles of Incorporation or Regulations of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except that counsel expresses no opinion with respect to the State securities or Blue Sky laws or with respects to the rights to indemnity and contribution under the Underwriting Agreement (such counsel being entitled to rely in respect of the opinion in this paragraph relating to subsidiaries upon opinions of other legal counsel provided that such counsel shall state that both you and such counsel are justified in relying upon such opinions);

               (vii) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Designated Securities or the consummation by the Company of the transactions contemplated by this Agreement or such Pricing Agreement or the Indenture, or any of such Delayed Delivery Contracts except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws or under the laws of foreign jurisdictions in connection with the purchase and distribution of the Designated Securities by the Underwriters;

               (viii) The statements set forth in the Prospectus under the caption "Description of Securities" and under the caption "Description of Designated Securities" (or comparable caption) in the Prospectus as amended or supplemented in respect of the Designated Securities, insofar as they purport to summarize certain provisions of the laws and documents referred to therein, fairly summarize such provisions in all material respects (except as to summaries of laws or proposed laws concerning changes in federal tax laws, as to which such counsel expresses no opinion or belief);

               (ix) In the event any of the Designated Securities are to be purchased pursuant to Delayed Delivery Contracts, each of such Delayed Delivery Contract has been duly authorized, executed and delivered by the Company and, assuming such Delayed Delivery Contract has been duly executed and delivered by the purchaser named therein, constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws now or hereafter in effect relating to creditors' rights generally and
           (ii) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); and each Delayed Delivery Contract conforms to the description thereof in the Prospectus as amended or supplemented;

               (x) The documents incorporated by reference in the Prospectus as amended or supplemented, when they were filed with the Commission appeared on their face to be appropriately responsive in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder, except that such counsel expresses no opinion as to the financial statements, related schedules and other financial data, and such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the documents incorporated by reference in the Prospectus as amended or supplemented; and

               (xi) The Registration Statement, as of its effective date, and the Prospectus as amended or supplemented, as of its date, and any further amendments and supplements thereto made by the Company prior to the Time of Delivery for the Designated Securities, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder, except that in each case, such counsel expresses no opinion as to the financial statements, schedules and other financial data, and such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus, except for those referred to in the opinion in paragraph (viii) and the last clause of paragraph (ix) of this
           Section 7(c);

               In addition, such counsel shall state that, although they are not passing upon and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and have made no independent check or verification thereof, except for those referred to in the opinion in paragraph (viii) and the last clause of paragraph (ix) of this Section 7(c), no facts have come to their attention that have led them to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date and the Time of Delivery, the Prospectus as amended or supplemented, or any further amendment or supplement thereto made by the Company prior to the Time of Delivery, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel expresses no opinion or belief with respect to the financial statements, schedules and other financial data; and such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or described as required.

               In rendering such opinion, (A) such counsel may state that such opinion is limited solely to the laws of the State of Ohio as applied by courts located in Ohio, the laws of the State of New York with respect to the opinions in paragraphs (iii), (iv),
           (v) and (ix) and the federal laws of the United States and (B) such counsel may rely, as to all matters of law of the State of New York, on an opinion of local counsel;

          (d) Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Company, shall have furnished to the Representatives their written opinion, dated on the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect of paragraphs (iii), (iv), (v), (viii) (including summaries of laws or proposed laws concerning changes in the federal tax laws), (ix) and (xi) (including the last paragraph thereof, but excluding the last clause of such paragraph) of paragraph (c); in rendering such opinion, (A) Skadden, Arps, Slate, Meagher & Flom may state that such opinion is limited solely to the laws of the State of New York as applied by courts located in New York and the federal laws of the United States and (B) such counsel shall be entitled to make certain assumptions with respect to matters of Ohio law opined upon by Ohio counsel with respect to the opinions in paragraphs (iii), (iv), (v) and (ix);

          (e) On the date of the Pricing Agreement for such Designated Securities at a time prior to the execution of the Pricing Agreement with respect to such Designated Securities and at the Time of Delivery for such Designated Securities, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date or any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

          (f) (i) Neither the Company nor any of its subsidiaries or Material Affiliates shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended prior to the date of the Pricing Agreement relating to the Designated Securities any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Securities, and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Securities there shall not have been any incurrence by the Company or its subsidiaries or its Material Affiliates of any material liabilities or obligations, direct or contingent, any material change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Agreement relating to the Designated Securities, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Underwriters' Securities on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities;

          (g) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock;

          (h) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, or other international or domestic calamity, crisis or change in political, financial or economic conditions, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Underwriters' Securities on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities; and

          (i) The Company (i) shall have complied with the provisions of
      Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of the Pricing Agreement;

          (j) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates of officers of the Company satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as the Representatives may reasonably request.

     8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented or any other prospectus relating to the Securities (but only if such other prospectus was approved in writing by the Company), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus approved in writing by the Company relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities; and provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus or preliminary prospectus supplement to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Securities to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act if the Company has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus or preliminary prospectus supplement which was identified in writing prior to the date of the Pricing Agreement to such Underwriter and corrected in the Prospectus (excluding documents incorporated by reference) or in the Prospectus as then amended or supplemented (excluding documents incorporated by reference).

     (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c) Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; provided that, where the omission so to notify the indemnifying party shall have prejudiced such party in any material respect, such party shall be relieved from any liability which it may have to any indemnified party under such subsection (a) or (b). In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

     (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the Underwriters' Securities which it has agreed to purchase under the Pricing Agreement relating to such Underwriters' Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Underwriters' Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Underwriters' Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Underwriters' Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Underwriters' Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Underwriters' Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Underwriters' Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

     (b) If, after giving effect to any arrangements for the purchase of the Underwriters' Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Underwriters' Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Underwriters' Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Underwriters' Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Underwriters' Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Underwriters' Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Underwriters' Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

     11. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Sections 6 and 8 hereof; but, if for any other reason Underwriters' Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 6 and 8 hereof.

     12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement: Attention:
Secretary; provided, however, that any notice to an Underwriter pursuant to
Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     15. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us one for the Company and for each of the Representatives plus one for each counsel counterparts hereof.

                                          Very truly yours,

                                          THE MEAD CORPORATION

                                          By:  /s/William S. Graber
                                               Name:  William S. Graber
                                               Title: Vice President and Chief
                                                        Financial Officer



                                                                    ANNEX I

                             Pricing Agreement


Goldman, Sachs & Co.,
J.P. Morgan Securities Inc.
  As Representatives of the several
   Underwriters named in Schedule I hereto, c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

                                                          February __, 1997

Ladies and Gentlemen:

     The Mead Corporation, an Ohio corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated February __, 1997 (the "Underwriting Agreement"), to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

     An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in
Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto, less the principal amount of Designated Securities covered by Delayed Delivery Contracts, if any, as may be specified in Schedule II.

     If the foregoing is in accordance with your understanding, please sign and return to us one for the Company and each of the Representatives plus one for each counsel counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                          Very truly yours,

                                          The Mead Corporation

                                          By: ______________________________
                                             Name:
                                             Title:

Accepted as of the date hereof:

Goldman, Sachs & Co.
J.P. Morgan Securities Inc.

By:________________________________
          (Goldman, Sachs & Co.)



         On behalf of each of the Underwriters



                                 SCHEDULE I

                                                                  Principal
                                                                  Amount of
                                                                 Designated
                                                                 Securities
                                                                   to be
                        Underwriter                              Purchased

Goldman, Sachs & Co.                                          $
J.P. Morgan Securities Inc.
[Names of other Underwriters]
Total                                                         $



                                SCHEDULE II

Title of Designated Securities:

     [  %] [Floating Rate] [Zero Coupon] [Notes]
     [Debentures] due           ,

Aggregate principal amount:

     [$]

Price to Public:

     % of the principal amount of the Designated Securities, plus accrued
     interest[, if any,] from       to                 [and accrued
     amortization[, if any,] from                 to           ]

Purchase Price by Underwriters:

           % of the principal amount of the Designated Securities, plus accrued interest from
                   to          [and accrued amortization[, if any,]
           from                      to                    ]

Form of Designated Securities:

     [Definitive form to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at the office of [The Depository Trust Company or its designated custodian] [the Representatives]]

     [Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.]

Specified funds for payment of purchase price:

     [New York] Clearing House (next day) funds

Time of Delivery:

      a.m. (New York City time),                      , 19

Indenture:

     Indenture dated                    , 19         , between the Company
     and                  , as Trustee

Maturity:

Interest Rate:

     [   %] [Zero Coupon] [See Floating Rate Provisions]

Interest Payment Dates:

     [months and dates, commencing ....................., 19..]

Redemption Provisions:

     [No provisions for redemption]


     [The Designated Securities may be redeemed, otherwise than through the sinking fund, in whole or in part, at the option of the Company, in
     the amount of [$   ] or an integral multiple thereof,

     [on or after   ,   at the following redemption prices (expressed in
     percentages of principal amount). If [redeemed on or before       ,
          %, and if] redeemed during the 12-month period beginning          ,

                                 Redemption
         Year                      Price



     and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

     [on any interest payment date falling on or after    ,     , at the
     election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]]

     [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

     [Restriction on refunding]

Sinking Fund Provisions:

     [No sinking fund provisions]

     [The Designated Securities are entitled to the benefit of a sinking fund
     to retire [$          ] principal amount of Designated Securities
     on         in each of the years          through
           at 100% of their principal amount plus accrued interest[, together with [cumulative] [noncumulative] redemptions at the option
     of the Company to retire an additional  [$          ] principal amount of
     Designated  Securities in the years     through     at 100% of their
     principal amount plus accrued interest.]

     [If Designated Securities are extendable debt securities, insert--

Extendable provisions:

     Designated Securities are repayable on     ,     [insert date and
     years], at the option of the holder, at their principal amount with
     accrued interest. The initial annual interest rate will be   %, and
     thereafter the annual interest rate will be adjusted on , and to a rate not less than % of the effective annual interest rate on U.S.
     Treasury obligations with   -year maturities as of the [insert date
     15 days prior to maturity date] prior to such [insert maturity date].]

     [If Designated Securities are floating rate debt securities, insert--

Floating rate provisions:

     Initial annual interest rate will be     % through     [and thereafter
     will be adjusted [monthly] [on each     ,          ,   and      ] [to an
     nnual rate of   % above the average rate for   -year [month][securities]
     [certificates of deposit] issued by           and           [insert names
     of banks].] [and the annual interest rate [thereafter] [from
     through     ] will be the interest yield equivalent of the weekly average
     per annum market discount rate for   -month Treasury bills plus   % of
     Interest Differential (the excess, if any, of (i) the then current weekly
     average per annum secondary market yield for   -month certificates of
     deposit over (ii) the then current interest yield equivalent of the
     weekly average per annum market discount rate for   -month Treasury
     bills); [from     and thereafter the rate will be the then current
     interest yield equivalent plus   % of Interest Differential].]

Defeasance provisions:


Closing location for delivery of Designated Securities:


Delayed Delivery:

     [none] [Underwriters' commission shall be ...% of the principal amount of Designated Securities for which Delayed Delivery Contracts have been entered into. Such commission shall be payable to the order of ...]

Additional Closing Conditions:

     Paragraph 7(g) of the Underwriting Agreement should be modified in the event that the Securities are denominated in, indexed to, or principal or interest are paid in, a currency other than the U.S. dollar, more than one currency or in a composite currency. The country or countries issuing such currency should be added to the banking moratorium and hostilities clauses and the following additional clause should be added to the paragraph (the entire paragraph should be restated, as amended):

     "; ( ) the imposition of the proposal of exchange controls by any governmental authority in [insert the country or countries issuing such currency, currencies or composite currency]".


Names and addresses of Representatives:

   Designated Representatives:

   Address for Notices, etc.:

[Other Terms]* :


--------
* A description of particular tax, accounting or other unusual features (such as the addition of event risk provisions) of the Designated Securities should be set forth, or referenced to an attached and accompanying description, if necessary, to ensure agreement as to the terms of the Designated Securities to be purchased and sold. Such a description might appropriately be in the form in which such features will be described in the Prospectus Supplement for the offering.



                                                                   ANNEX II

     Pursuant to Section 7(e) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

          (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements of the Company for the periods specified in such letter;

          (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly report on Form 10-Q incorporated by reference into the Prospectus; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

          (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for five such fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

          (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302 and 503(d), respectively, of Regulation S-K;

          (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;

               (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause
           (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments, if any, have not been properly applied to the historical amounts in the compilation of those statements;

               (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net sales, gross profit, earnings from operations, earnings from continuing operations or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (vii) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

      All references in this Annex II to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Underwriting Agreement as of the date of the letter delivered on the date of the Pricing Agreement for purposes of such letter and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) in relation to the applicable Designated Securities for purposes of the letter delivered at the Time of Delivery for such Designated Securities.


                                 ANNEX III
                         DELAYED DELIVERY CONTRACT


The Mead Corporation,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Attention: .....................                              ..............,
19..


Ladies and Gentlemen:

      The undersigned hereby agrees to purchase from The Mead Corporation (hereinafter called the "Company"), and the Company agrees to sell to the undersigned,

                                  $.........

principal amount of the Company's [Title of Designated Securities] (hereinafter called the "Designated Securities"), offered by the Company's
Prospectus, dated .............., 19.., as amended or supplemented, receipt of a copy of which is hereby acknowledged, at a purchase price of .....% of the principal amount thereof, plus accrued interest from the date from which interest accrues as set forth below, and on the further terms and conditions set forth below.

      The undersigned will purchase the Designated Securities from the
Company on .............., 19.. (the "Delivery Date") and interest on the
Designated Securities so purchased will accrue from .............., 19...

      [The undersigned will purchase the Designated Securities from the Company on the delivery date or dates and in the principal amount or amounts set forth below:

                             Principal           Date from Which
     Delivery Date            Amount            Interest Accrues
     -------------            ------            ----------------
 ...................19..   $.............     ....................., 19..

 ...................19..   $.............     ....................., 19..

Each such date on which Designated Securities are to be purchased hereunder is hereinafter referred to as a "Delivery Date."]

      Payment for the Designated Securities which the undersigned has agreed to purchase on [the] [each] Delivery Date shall be made to the Company or its order by certified or official bank check in Federal (same day) Clearing House funds at the office of .........., .........,
 .........., or by wire transfer to a bank account specified by the Company, on [the] [such] Delivery Date upon delivery to the undersigned of the Designated Securities then to be purchased by the undersigned in definitive fully registered form and in such denominations and registered in such names as the undersigned may designate by written, telex or facsimile communication addressed to the Company not less than five full business days prior to [the] [such] Delivery Date.

      The obligation of the undersigned to take delivery of and make payment for Designated Securities on [the] [each] Delivery Date shall be subject to the condition that the purchase of Designated Securities to be made by the undersigned shall not on [the] [such] Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject. The obligation of the undersigned to take delivery of and make payment for Designated Securities shall not be affected by the failure of any purchaser to take delivery of and make payment for Designated Securities pursuant to other contracts similar to this contract.

      [The undersigned understands that Underwriters (the "Underwriters") are also purchasing Designated Securities from the Company, but that the obligations of the Undersigned hereunder are not contingent on such purchases]. Promptly after completion of the sale to the Underwriters the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the Opinion of Counsel for the Company delivered to the Underwriters in connection therewith.

      The undersigned represents and warrants that, as of the date of this contract, the undersigned is not prohibited from purchasing the Designated Securities hereby agreed to be purchased by it under the laws of the jurisdiction to which the undersigned is subject.

      This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

      This contract may be executed by either of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

      It is understood that the acceptance by the Company of any Delayed Delivery Contract (including this contract) is in the Company's sole discretion and that, without limiting the foregoing, acceptances of such contracts need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered by the Company.

                                          Yours very truly,


                                          .................................


                                          By: .............................
                                                   (Authorized Signature)
                                             Name:
                                             Title:

                                          .................................
                                                                (Address)


Accepted: ....................., 19..

The Mead Corporation

By: ................................
   Name:
   Title: